Contingencies (Tables)	12 Months Ended
Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
Schedule of Accruals for Probable Losses
Although we deny liability in all currently threatened or pending litigation proceedings in which we are or may be a party, and believe that we have valid bases to contest all claims threatened or made against us, we recorded a litigation contingency accrual for our reasonable estimate of probable loss for pending and threatened litigation proceedings, in aggregate, as follows:

	Year Ended December 31
	2020	2019	2018
Litigation contingency accrual - Beginning of period	$.7	$1.9	$.4
Adjustment to accruals - expense	.1	.6	1.8
Currency	(.1)	—	—
Cash payments	(.2)	(1.8)	(.3)
Litigation contingency accrual - End of period	$.5	$.7	$1.9